                                                                Exhibit 10.38(A)

                         EXTENSION OF CHANGE OF CONTROL
                              EMPLOYMENT AGREEMENT

     Pursuant to Section 1(b) of your Change of Control Employment Agreement (the "Agreement"), dated as of November 12, 1999, the term of the Agreement, as stated in Section 1(b) thereof, is hereby extended by three (3) years, so that the Agreement, as extended, will end on the sixth anniversary of its effective date (specifically on November 12, 2005) rather than on the third anniversary date.

     In all other respects, the Agreement is reaffirmed and remains unchanged.

     IN WITNESS WHEREOF, this Extension Agreement, pursuant to authorization from the Board of Directors of the Company, is executed in the Company's name and on its behalf as of the day and year shown herein.

     Date: June 27, 2002




                                          /s/ William A. Shumaker
                                -----------------------------------------
                                              William A. Shumaker


                                KEWAUNEE SCIENTIFIC CORPORATION



                                By:       /s/ Eli Manchester, Jr.
                                    -------------------------------------
                                          Eli Manchester, Jr.
                                    Its:  Chairman of the Board